Exhibit (j)





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 93 to the registration statement on Form N-1A ("Registration Statement") of our report dated December 12, 2002 relating to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of Scudder Pacific Opportunities Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants and Reports to Shareholders" and "Financial Highlights" in such Registration Statement.



/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 3, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 93 to the registration statement on Form N-1A ("Registration Statement") of our report dated December 11, 2002 relating to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of Scudder Greater Europe Growth Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants and Reports to Shareholders" and "Financial Highlights" in such Registration Statement.



/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 3, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 93 to the registration statement on Form N-1A ("Registration Statement") of our report dated December 24, 2002 relating to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of Scudder Latin America Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants and Reports to Shareholders" and "Financial Highlights" in such Registration Statement.



/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 3, 2003